UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2008

CHINA DIGITAL VENTURES CORPORATION
(Address of principal executive offices)

Nevada (State or other jurisdiction of incorporation)	------------- (Commission File Number)	98-0568076 (IRS Employer Identification No.)

26 Floor, 88 Lockhart Road, Wanchai, Hong Kong (Exact Name of Registrant as Specified in Charter)	n/a (Zip code)

Registrant's telephone number, including area code:	+011 852 6343 7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors, appointment of Principal Officers.

As of June 30, 2008, Mr. Bing He resigned from his position as Secretary of the Company. Mr. Bing He remains as the President, Treasurer, Chief Executive Officer and Chief Financial Officer of the Company.

On June 30, 2008, Ms. Ning He was appointed as Secretary and as an additional Director of the Company. Ms. Ning He shall serve for a term of one year and until the successor is elected at the annual meeting of the board of directors.

Prior to the appointment, Ms. Ning He has been working in the areas of accounting and office administration for a telecommunication company in Guangzhou, China.

Ms. Ning He is a sibling of Mr. Bing He.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2008	CHINA DIGITAL VENTURES CORPORATION

By: /s/ Bing He Name: Bing He Title: President